Edward Jones Money Market Fund
Investment Shares (TICKER JNSXX)
Retirement Shares (TICKER JRSXX)

SUPPLEMENT TO PROSPECTUS DATED april 30, 2013
Effective December 11, 2013:
1. Under the heading entitled “How to Redeem and Exchange Shares,” immediately before the subheading “By Telephone” insert the following new paragraph:
“If you sign up for online account access with Edward Jones, you may redeem Shares online and transfer the proceeds to an eligible account as described below.”
2. Under the heading entitled “How to Redeem and Exchange Shares,” immediately before the subheading “Redemption In-Kind” insert the following new paragraph:
“If you have an Edward Jones account and have signed up for online account access, you may redeem Shares by going to www.edwardjones.com and logging on to “Account Access.” If you use this option, redemption proceeds may be either: (i) transferred to any eligible Edward Jones account; or (ii) transferred to an eligible checking or savings account at another financial institution that is an ACH member. Online redemptions may be subject to certain limits. Please contact your Edward Jones financial advisor for additional information.
December 6, 2013
Edward Jones
201 Progress Parkway
Maryland Heights, Missouri 63043
Q451973 (12/13)